Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)
In connection with the annual report of Nuveen Churchill BDC V on Form 10-K for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Nuveen Churchill BDC V does hereby certify, to the best of such officer's knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nuveen Churchill BDC V.

Date:	March 2, 2026

/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer (principal executive officer)

Date:	March 2, 2026

/s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer and Treasurer (principal financial officer)